IXIS ADVISOR INCOME FUNDS

  Supplement dated June 1, 2006 to the IXIS Advisor Income and Tax Free Income
     Funds Classes A, B and C Prospectus and IXIS Advisor Income Funds Class
      Y Prospectus, each dated February 1, 2006, each as may be revised or supplemented from time to time

Classes A, B and C Prospectus
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The third paragraph and table that follows in the section "Selling Shares in
Writing" is amended and restated as follows:
In some situations additional documentation may be necessary. Please call your financial representative or IXIS Advisor Funds regarding documentation requirements.

Effective June 1, 2006, the last paragraph of item number 2 in the sub-section "To Open an Account with IXIS Advisor Funds" within the section "It's Easy to Open an Account," is amended and restated as follows:
The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the IXIS Advisor Funds' prototype document.

Effective June 1, 2006, the sub-section "Minimum Balance Policy" within the section "It's Easy to Open an Account," is amended and restated as follows:
Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occurs during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts using the IXIS Advisor Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation.

Class Y Prospectus
------------------
In the subsection "To Open an Account with IXIS Advisor Funds" within the section "It's Easy to Open an Account" the following language is added under item number 2:
In addition, clients of IXIS Advisors may also purchase Class Y shares of the Funds below the stated minimums.

Classes A, B, C Prospectus and Class Y Prospectus
-------------------------------------------------
The following sentence is added to the subsection "Options, Futures, Swap Contracts and Other Derivatives Risks" within the section "More About Risk":
The portfolio managers expect to use futures for the purpose of managing duration of the Fund's portfolio.

Effective June 1, 2006, the third paragraph and following bullet points in the sub-section "Redemption Fees" within the section "Restrictions on Buying, Selling and Exchanging Fund Shares," are amended and restated as follows:

The Funds currently do not impose a redemption fee on a redemption of:

o    shares acquired by reinvestment of dividends or distributions of a Fund; or

o shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or

o    shares redeemed as part of a systematic withdrawal plan; or

o    shares redeemed due to the death or disability of the shareholder; or
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o    shares redeemed by a Fund due to the shareholder's failure to satisfy the
     Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or

o shares redeemed to return an excess contribution in an IXIS/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

                                                                      SP303-0606